UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 3, 2019

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Enter into a Material Definitive Agreement.

Merger Agreement

On February 3, 2019, Maxwell Technologies, Inc., a Delaware corporation (“Maxwell”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Maxwell, Tesla, Inc., a Delaware corporation (“Tesla”) and Cambria Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Tesla (“Merger Sub”), which contemplates the acquisition of Maxwell by Tesla, through Merger Sub. The Merger Agreement contemplates that Tesla would commence an all stock exchange offer for all of the issued and outstanding shares of Maxwell (the “Offer”), followed by a merger of Merger Sub with and into Maxwell pursuant to which Maxwell will survive as a wholly-owned subsidiary of Tesla (the “Merger”).

In the Offer, each Maxwell stockholder who elects to participate in the Offer will receive a fractional share of common stock of Tesla, $0.001 par value (“Tesla Common Stock”) for each share of Maxwell common stock, par value $0.10 (“Maxwell Common Stock”) exchanged in the Offer. Pursuant to the terms and subject to the conditions of the Merger Agreement, as promptly as practicable (but in no event later than four (4) business days following the date on which Tesla files its Annual Report on Form 10-K for the fiscal year ending December 31, 2018, Tesla, through Merger Sub, will commence the Offer to purchase each issued and outstanding share of Maxwell Common Stock for a fraction of a share of Tesla Common Stock, equal to the quotient obtained by dividing $4.75 by the volume weighted average closing sale price of one (1) share of Tesla Common Stock as reported on the NASDAQ Global Select Market (“NASDAQ”) for the five (5) consecutive trading days ending on and including the second trading day immediately preceding the expiration of the Offer (the “Tesla Trading Price”). However in the event that the Tesla Trading Price is equal to or less than $245.90, then each share of Maxwell Common Stock shall be exchanged for 0.0193 of a share of Tesla Common Stock. Such shares of Tesla Common Stock, plus any cash paid in lieu of any fractional shares of Tesla Common Stock, is referred to as the “Offer Consideration”.

The Merger Agreement contemplates that, if the Offer is completed, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law, which permits completion of the Merger without a vote of the holders of Maxwell Common Stock upon the acquisition by Merger Sub of a majority of the aggregate voting power of Maxwell Common Stock that are then issued and outstanding. In the Merger, each then-outstanding share of Maxwell Common Stock, other than shares of Maxwell Common Stock held in treasury, by Tesla, Maxwell or their respective subsidiaries, will be cancelled and converted into the right to receive the Offer Consideration.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the board of directors of Maxwell (the “Board”), and the Board has resolved to recommend to the stockholders of Maxwell to accept the Offer and tender their shares of common stock of Maxwell to Merger Sub pursuant to the Offer.

Under the terms of the Merger Agreement, Merger Sub’s obligation to accept and pay for shares of Maxwell Common Stock that are tendered in the Offer is subject to customary conditions, including, among others, (i) the condition that, prior to the expiration of the Offer, there have been validly tendered and not validly withdrawn a number of shares of Maxwell Common Stock that, upon the consummation of the Offer, together with shares of Maxwell Common Stock then owned by Tesla and Merger Sub (if any), would represent at least a majority of the aggregate voting power of Maxwell Common Stock outstanding immediately after the consummation of the Offer; (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other required approvals, consents or clearances under any other applicable antitrust laws have been obtained or the applicable waiting periods have expired or terminated; (iii) the effectiveness of a registration statement on Form S-4 filed by Tesla registering Tesla Common Stock to be issued in connection with the Offer and the Merger; (iv) the approval of shares of Tesla Common Stock for listing on the NASDAQ; (v) the absence of legal restraints on Merger Sub’s ability to accept and pay for shares of Maxwell Common Stock tendered in the Offer; and (vi) the absence of any changes that have (or would reasonably be expected to have) a material adverse effect on Maxwell’s business, operations, assets or financial condition. The Offer and subsequent Merger is not subject to any financing condition.

At the effective time of the Merger (the “Effective Time”), each outstanding option to purchase Maxwell common stock that is outstanding, unexercised and unexpired immediately prior to the Effective Time (“Maxwell Option”) shall be automatically assumed by Tesla and converted into and become an option to acquire Tesla Common Stock, on the same terms and conditions as were applicable to such Maxwell Option as of immediately prior to the Effective Time, except that: (x) the number of shares of Tesla Common Stock subject to the Maxwell Option will be determined by multiplying the number of shares of Maxwell Common Stock subject to the corresponding Maxwell Option by the Offer Consideration and (y) the per share exercise price for each Tesla Common Stock that may be acquired upon exercise of the Maxwell Option will be determined by dividing the per share exercise price of the Maxwell Option by the Offer Consideration, with any factional cent in the resulting quotient rounded up to the nearest who cent. At the Effective Time, each Maxwell restricted share unit (“Maxwell RSU”) that is outstanding immediately prior to the Effective Time, shall be assumed by Tesla and converted automatically into and become a restricted stock unit covering shares of Tesla Common Stock, on the same terms and conditions as were applicable under the Maxwell RSU as of immediately prior to the Effective Time, except that the number of shares of Tesla Common Stock will be determined by multiplying the number of shares of Maxwell Common Stock subject to the corresponding Maxwell RSU immediately prior to the Effective Time, by the Offer Consideration, with any fractional shares in the resulting product rounded down to the nearest whole share.

The Merger Agreement contains representations, warranties and covenants of Tesla, Merger Sub and Maxwell that are customary for a transaction of this nature, including among others, the covenant regarding the conduct of their respective businesses during the pendency of the transactions, public disclosures and the use of reasonable best efforts to cause the conditions to the transaction to be satisfied.

Under the terms of the Merger Agreement, during the pendency of the Offer, Maxwell is not permitted to solicit, initiate or knowingly encourage or knowingly facilitate any alternative transaction proposals from third parties or to participate in any discussions or negotiations with third parties with respect to any alternative transaction proposals. Notwithstanding this limitation, prior to the expiration of the Offer, subject to customary limitations and conditions, Maxwell may provide information and participate in discussions or negotiations with any third party from whom Maxwell receives an unsolicited alternative transaction proposal that the Board determines in good faith is or could reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement). In addition, under the terms of the Merger Agreement, prior to the expiration of the Offer and subject to customary limitations and conditions, Maxwell may terminate the Merger Agreement to accept a “Superior Proposal” if Tesla chooses not to match such proposal, provided that Maxwell pays Tesla a termination fee of $8.295 million in cash. Each of the parties may also terminate the Merger Agreement if the closing of the Offer has not occurred within five (5) months of the signing of the Merger Agreement.

Tesla, Merger Sub and Maxwell intend that the Offer and Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Tesla, Merger Sub or Maxwell. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of Tesla and Maxwell to each other in connection with the signing of the Merger Agreement or in filings of the parties with the SEC. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between Tesla and Maxwell rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about Tesla, Merger Sub or Maxwell.

Tender and Support Agreement

Concurrently with the execution of the Merger Agreement, the directors and certain officers of Maxwell and I2BF Energy, Limited (collectively, the “Stockholders”), entered into a Tender and Support Agreement (the “Tender and Support Agreement”) with Tesla and Merger Sub, pursuant to which the Stockholders agreed, among other things, and subject to the terms and conditions of the Tender and Support Agreement, to tender all of their shares of Maxwell Common Stock in the Offer, which in the aggregate represent approximately 7.56% of the outstanding shares of Maxwell Common Stock. The Tender and Support Agreement terminates upon certain events, including the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Tender and Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that Maxwell will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer is commenced, Tesla and its acquisition subsidiary will file a tender offer statement on Schedule TO, Tesla will file a registration statement on Form S-4 and Maxwell will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION / RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. MAXWELL STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF MAXWELL SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents will be made available to all Maxwell’s stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Tesla will be available free of charge under the Financials heading of the Investor Relations section of Tesla’s website at ir.tesla.com/investor-relations. Copies of the documents filed with the SEC by Maxwell will be available free of charge under the SEC filings heading of the Investors section of Maxwell’s website at investors.maxwell.com.

Forward-Looking Statements

This communication contains forward-looking information related to Maxwell and the acquisition of Maxwell by Tesla that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, Maxwell’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Maxwell, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of Maxwell to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including having a sufficient number of Maxwell’s shares being validly tendered into the exchange offer to meet the minimum condition; Maxwell’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of Maxwell’s common stock or on Maxwell’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; the pace of change and innovation in dry electrode technology; the competitive nature of the market in which Maxwell participates; Maxwell’s ability to protect its intellectual property rights; the ability to develop new technologies, products, services and product features; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development; and competitive developments.

Further information on these and other risk and uncertainties relating to Maxwell can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings Maxwell makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of Maxwell’s website at investors.maxwell.com.

The forward-looking statements included in this communication are made only as of the date hereof. Maxwell assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 8.01.	Other Events.

On February 4, 2019, Maxwell issued a press release announcing the signing of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated February 3, 2019, by and between Maxwell Technologies, Inc., Tesla, Inc. and Cambria Acquisition Corp.

10.1	Tender and Support Agreement, dated as of February 3, 2019, by and among Tesla, Inc., Cambria Acquisition Corp. and directors and certain officers of Maxwell Technologies, Inc. and I2BF Energy, Limited.

99.1	Press Release of Maxwell Technologies, Inc. dated February 4, 2019.

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Maxwell agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

February 4, 2019